                                                                    Exhibit 23.2


                      Consent of Independent Accountants
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of NetCommerce, Inc.. of our report dated September 8, 2000, relating to the consolidated financial statements, which appears in the Annual Report on Form 10-KSB for the year ended May 31, 2000. We also consent to the reference to us under the heading "Experts" in such registration statement.

                              /s/  McKennon, Wilson & Morgan LLP
                              ----------------------------------
Irvine, California
November 27, 2000